Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

Aztlan North America Nearshoring Stock Selection ETF (NRSH)

listed on NYSE Arca, Inc.
June 18, 2025

Supplement to the
Summary Prospectus and the Prospectus,
each dated October 17, 2024

The Board of Trustees of the Tidal Trust I (the “Trust”) has approved changes to the principal investment strategies of the Aztlan North America Nearshoring Stock Selection ETF (the “Fund”), a series of the Trust. The changes to the Fund’s principal investment strategies are being made in connection with revisions to the index guidelines and methodology for the Aztlan North America Nearshoring Price Return Index (the “Index”). The Fund seeks to track the performance, before fees and expenses, of the Index.

The Fund’s revised principal investment strategies will reflect several changes, including the following:

●	The criteria for inclusion in the Index will eliminate a screen based on a company’s Global Industry Classification Standard (“GICS”) classification and replace it with a rules-based approach to determine a company’s potential pecuniary benefits from nearshoring activities.
●	The universe from which Index constituents are selected will be reduced to 70 on an annual basis based on a 12-month average score of across five equally weighted fundamental factors discussed further in the principal investment strategies presented below.
●	Inclusion in the Index will require a minimum 30-day average daily traded volume of at least $2 million.
●	Index constituents will be equally weighted at each rebalance rather than being weighted based on average daily trading volume.

To that end, effective on or around August 17, 2025, the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the Prospectus, respectively, is anticipated to be revised to read substantially as follows:

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology created by Aztlan Equity Management, LLC (“Aztlan”) that follows a non-discretionary, rules-based methodology to determine the universe of potential Index components. The Index is owned, published, and administered by Aztlan, and it is calculated by S&P Dow Jones Indices.

What is Nearshoring?

Nearshoring is a business strategy involving the transfer of some or all of a company’s operations to a nearby country. The strategy offers various benefits, including cost savings, similar time zones, and cultural similarities. In addition, it mitigates some of the risks associated with offshoring, like communication and logistic complexities.

Aztlan North America Nearshoring Price Return Index

The Index will include equity securities listed on regulated exchanges in the United States, Canada, and Mexico. The Index will be comprised of securities of 30 companies considered to be direct beneficiaries of the nearshoring secular trend in North America (each such company, a “Nearshoring Company”).

Each Index constituent must have a market capitalization of at least $500 million USD at the time of its initial inclusion in the Index. Additionally, each Index constituent must have an average daily trading volume exceeding $2 million over the 30 business days leading up to and including the Selection Day (as described below).

The initial universe is limited to companies that Aztlan’s research has determined will have a pecuniary benefit from nearshoring activities across North America. Nearshoring activities include companies bringing jobs, manufacturing, and business activities back to North America. Nearshoring activities may occur across industries, and may currently be most prevalent among producers of semi-conductors or industrial products, materials companies, transportation companies, cyber-security companies, defense companies and infrastructure companies. Aztlan identifies nearshoring companies through company disclosures, trade publications, and industry research, targeting businesses opening new North American facilities, expanding operations, supporting nearshoring activities or exposed to government efforts to stimulate these activities.

On an annual basis in November, prior to the December rebalance, the Index narrows the initial universe to 70 potential constituents by calculating a 12-month average score across five equally weighted fundamental factors:

●	Value – Assessed using trailing earnings yield and forward earnings yield, which relate to a stock’s relative valuation and future profitability expectations.

●	Cash Flow – Evaluated through free cash flow yield and dividend yield, measuring a company’s ability to generate cash and provide income.

●	Growth – Analyzed via historical earnings per share (EPS) growth and year-over-year EPS forecasts, offering perspectives on past momentum and future potential.

●	Quality – Determined using average return on equity over five years and recent changes in return on equity, assessing long-term profitability and operational efficiency.

●	Estimate Surprise – A proprietary model ranks stocks based on their likelihood of exceeding consensus earnings per share estimates.

The Index evaluates these factors using publicly available company data.

From the 70 remaining companies, a proprietary quantitative fundamental model ranks stocks based on these five factors. The 30 highest-ranked stocks are selected and equally weighted in the Index. The Index is rebalanced quarterly in March, June, September, and December to reflect the latest selection of Index components determined on the Selection Day. The “Selection Day” generally occurs five business days before the scheduled rebalance day. For a detailed explanation of these factors and the Index’s calculation methodology, please see the “Additional Information about the Index” section of the Fund’s Prospectus.

The Fund’s Investment Strategy

The Fund will invest all, or substantially all, of its assets in the component securities that make up the Index (the “Index Components”).

Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in equity securities of Nearshoring Companies that are component securities of the Index and that are incorporated in or that are listed in the United States, Canada, or Mexico. The 80% policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon approval by the Board of Trustees (the “Board”) of Tidal Trust I (the “Trust”) and 60 days’ written notice to shareholders.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index Components. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund may invest in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), the Fund will concentrate its investments to approximately the same extent as the Index.

The Fund is considered to be non-diversified, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Please retain this Supplement for future reference.

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